Exhibit 10.1

AMENDED SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED AN EMPLOYMENT AGREEMENT IN THE FORM OF EXECUTIVE VICE PRESIDENT EMPLOYMENT AGREEMENT FILED AS EXHIBIT 99 TO DOLLAR GENERAL CORPORATION’S CURRENT REPORT ON FORM 8-K DATED APRIL 5, 2018, FILED WITH THE SEC ON APRIL 11, 2018 (this “Schedule”)

This Schedule amends the Schedule of Executive Officers who have executed an employment agreement in the form of Executive Vice President Employment Agreement filed by Dollar General Corporation as Exhibit 99 to its Current Report on Form 8-K dated April 5, 2018, filed with the SEC on April 11, 2018. This Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purposes of setting forth the material details in which the specific employment agreements executed in the form of Executive Vice President Employment Agreement differ from the form as of October 30, 2020.

Name of Executive Officer	Title	Base Salary	Effective Date	Date of Execution
John W. Garratt	Executive Vice President and Chief Financial Officer	$725,000.00	April 1, 2018	April 6, 2018
Michael J. Kindy	Executive Vice President, Gobal Supply Chain	$425,000.00	August 28, 2018	August 29, 2018
Jeffery C. Owen	Chief Operating Officer	$800,000.00	April 1, 2018	Agreement: April 5, 2018
			Amended August 27, 2019	Amendment: August 27, 2019
Robert D. Ravener(1)	Executive Vice President and Chief People Officer	$582,288.00	April 1, 2018	April 5, 2018
Kathleen A. Reardon	Executive Vice President and Chief People Officer	$450,000.00	August 25, 2020	August 25, 2020
Jason S. Reiser(2)	Executive Vice President and Chief Merchandising Officer	$667,355.00	April 1, 2018	Agreement: April 6, 2018
			Amended September 24, 2020(2)	Amendment: September 30, 2020
Steven G. Sunderland	Executive Vice President, Store Operations	$550,000.00	August 27, 2019	August 27, 2019
Emily C. Taylor	Executive Vice President and Chief Merchandising Officer	$600,000.00	September 25, 2020	September 24, 2020
Rhonda M. Taylor	Executive Vice President and General Counsel	$571,673.00	April 1, 2018	April 5, 2018
Carman R. Wenkoff	Executive Vice President and Chief Information Officer	$492,816.00	April 1, 2018	April 5, 2018

(1) Retired from all positions with Dollar General Corporation effective May 27, 2019.

(2) Departed from all positions with Dollar General Corporation effective September 24, 2020. Mr. Reiser’s employment agreement with Dollar General Corporation was amended effective as of that date to extend the duration of the “restricted period” for certain business protection provisions, including non-competition, non-disclosure and non-solicitation obligations, by an additional six months. See Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC by Dollar General Corporation on September 30, 2020. In connection with this amendment and the delivery and non-revocation of the standard release agreement by Mr. Reiser, Mr. Reiser received an additional lump sum cash payment of $1,582,646.